Exhibit 13.1

Certification of the Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to U.S.C. Section 1350 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Genenta Science S.p.A. (the “Company”), does hereby certify, to such officer’s knowledge, that:

(1)	The Annual Report on Form 20-F for the year ended December 31, 2023 of the Company (the “Annual Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

GENENTA SCIENCE S.P.A.

March 29, 2024	By:	/s/ Pierluigi Paracchi
	Name:	Pierluigi Paracchi
	Title:	Chief Executive Officer
(Principal Executive Officer)

March 29, 2024	By:	/s/ Richard B. Slansky
	Name:	Richard B. Slansky
	Title:	Chief Financial Officer
(Principal Financial and Accounting Officer)